                                                               Sub-Item 77Q1(e)

                            MEMORANDUM OF AGREEMENT
                            (ADVISORY FEE WAIVERS)

   This Memorandum of Agreement is entered into as of the effective date on the attached Exhibit A and B (each an "Exhibit" or, collectively the "Exhibits"), between AIM Counselor Series Trust (Invesco Counselor Series Trust), AIM Equity Funds (Invesco Equity Funds), AIM Funds Group (Invesco Funds Group), AIM Growth Series (Invesco Growth Series), AIM International Mutual Funds (Invesco International Mutual Funds), AIM Investment Funds (Invesco Investment Funds), AIM Investment Securities Funds (Invesco Investment Securities Funds), AIM Sector Funds (Invesco Sector Funds), AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds), AIM Treasurer's Series Trust (Invesco Treasurer's Series Trust), AIM Variable Insurance Funds (Invesco Variable Insurance Funds), Invesco Advantage Municipal Income Trust II, Invesco Bond Fund, Invesco California Value Municipal Income Trust, Invesco Dynamic Credit Opportunities Fund, Invesco Exchange Fund, Invesco High Income 2023 Target Term Fund, Invesco High Income Trust II, Invesco Management Trust, Invesco Municipal Income Opportunities Trust, Invesco Municipal Opportunity Trust, Invesco Municipal Trust, Invesco Pennsylvania Value Municipal Income Trust, Invesco Quality Municipal Income Trust, Invesco Securities Trust, Invesco Senior Income Trust, Invesco Trust for Investment Grade Municipals, Invesco Trust for Investment Grade New York Municipals and Invesco Value Municipal Income Trust (each a "Trust" or, collectively, the "Trusts"), on behalf of the funds listed on the Exhibits to this Memorandum of Agreement (the "Funds"), and Invesco Advisers, Inc. ("Invesco"). Invesco shall and hereby agrees to waive fees of the Funds, on behalf of their respective classes as applicable, severally and not jointly, as indicated in the Exhibits.

   For and in consideration of the mutual terms and agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Invesco agrees that until at least the expiration date set forth on Exhibit A (the "Expiration Date") and with respect to those Funds listed on the Exhibit, Invesco will waive its advisory fees at the rate set forth on the Exhibit.

   For and in consideration of the mutual terms and agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Trusts and Invesco agree as follows:

    1. Invesco agrees that until the expiration date, if any, of the commitment set forth on the attached Exhibit B occurs, as such Exhibit B is amended from time to time, Invesco will waive advisory fees payable by an Investing Fund (defined below) in an amount equal to 100% of the net advisory fee Invesco receives on the Uninvested Cash (defined below) from the Affiliated Money Market Fund (defined below) in which the Investing Fund invests (the "Waiver").

        i. Invesco's Fund Accounting Group will calculate, and apply, the Waiver monthly, based upon the average investment of Uninvested Cash made by the Investing Fund during the previous month in an Affiliated Money Market Fund.

        ii. The Waiver will not apply to those Investing Funds that do not charge an advisory fee, either due to the terms of their advisory agreement, or as a result of contractual or voluntary fee waivers.

        iii. The Waiver will not apply to cash collateral for securities lending.

        For purposes of the paragraph above, the following terms shall have the following meanings:

        (a) "Affiliated Money Market Fund" - any existing or future Trust that holds itself out as a money market fund and complies with Rule 2a-7 under the Investment Company Act of 1940, as amended;

        (b) "Investing Fund" - any Fund investing Cash Balances and/or Cash Collateral in an Affiliated Money Market Fund; and

        (c) "Uninvested Cash" - cash available and uninvested by a Trust that may result from a variety of sources, including dividends or interest received on portfolio securities, unsettled securities transactions, strategic reserves, matured investments, proceeds from liquidation of investment securities, dividend payments, or new investor capital.

    2. Neither a Trust nor Invesco may remove or amend the Waiver to a Trust's detriment prior to the Expiration Date without requesting and receiving the approval of the Board of Trustee of the applicable Fund's Trust to remove or amend such Waiver. Invesco will not have any right to reimbursement of any amount so waived.

   Subject to the foregoing paragraphs, Invesco agrees to review the then-current waivers for each class of the Funds listed on the Exhibits on a date prior to the Expiration Date to determine whether such waivers should be amended, continued or terminated. The waivers will expire upon the Expiration Date unless Invesco has agreed to continue them. The Exhibits will be amended to reflect any such agreement.

   It is expressly agreed that the obligations of the Trusts hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents or employees of the Trusts personally, but shall only bind the assets and property of the Funds, as provided in each Trust's Agreement and Declaration of Trust. The execution and delivery of this Memorandum of Agreement have been authorized by the Trustees of each Trust, and this Memorandum of Agreement has been executed and delivered by an authorized officer of each Trust acting as such; neither such authorization by such Trustees nor such execution and delivery by such officer shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the assets and property of the Funds, as provided in each Trust's Agreement and Declaration of Trust.

   IN WITNESS WHEREOF, each of the Trusts, on behalf of itself and its Funds listed in Exhibit A and B to this Memorandum of Agreement, and Invesco have entered into this Memorandum of Agreement as of the Effective Date on the attached Exhibits.

AIM COUNSELOR SERIES TRUST (INVESCO     INVESCO CALIFORNIA VALUE MUNICIPAL
COUNSELOR SERIES TRUST)                 INCOME TRUST
AIM EQUITY FUNDS (INVESCO EQUITY FUNDS) INVESCO DYNAMIC CREDIT OPPORTUNITIES
AIM FUNDS GROUP (INVESCO FUNDS GROUP)   FUND
AIM GROWTH SERIES (INVESCO GROWTH       INVESCO EXCHANGE FUND
SERIES)                                 INVESCO HIGH INCOME 2023 TARGET TERM
AIM INTERNATIONAL MUTUAL FUNDS          FUND
(INVESCO INTERNATIONAL MUTUAL FUNDS)    INVESCO HIGH INCOME TRUST II
AIM INVESTMENT FUNDS (INVESCO           INVESCO MANAGEMENT TRUST
INVESTMENT FUNDS)                       INVESCO MUNICIPAL INCOME OPPORTUNITIES
AIM INVESTMENT SECURITIES FUNDS         TRUST
(INVESCO INVESTMENT SECURITIES FUNDS)   INVESCO MUNICIPAL OPPORTUNITY TRUST
AIM SECTOR FUNDS (INVESCO SECTOR        INVESCO MUNICIPAL TRUST
FUNDS)                                  INVESCO PENNSYLVANIA VALUE MUNICIPAL
AIM TAX-EXEMPT FUNDS (INVESCO TAX-      INCOME TRUST
EXEMPT FUNDS)                           INVESCO QUALITY MUNICIPAL INCOME TRUST
AIM TREASURER'S SERIES TRUST (INVESCO   INVESCO SECURITIES TRUST
TREASURER'S SERIES TRUST)               INVESCO SENIOR INCOME TRUST
AIM VARIABLE INSURANCE FUNDS (INVESCO   INVESCO TRUST FOR INVESTMENT GRADE
VARIABLE INSURANCE FUNDS)               MUNICIPALS
INVESCO ADVANTAGE MUNICIPAL INCOME      INVESCO TRUST FOR INVESTMENT GRADE
TRUST II                                NEW YORK MUNICIPALS
INVESCO BOND FUND                       INVESCO VALUE MUNICIPAL INCOME TRUST

on behalf of the Funds listed in
the Exhibit to this Memorandum of
Agreement

By:     /s/ John M. Zerr
        --------------------------
Title:  Senior Vice President

INVESCO ADVISERS, INC.

By:     /s/ John M. Zerr
        --------------------------
Title:  Senior Vice President

                         EXHIBIT A TO ADVISORY FEE MOA

   AIM COUNSELOR
   SERIES TRUST
(INVESCO COUNSELOR                                      EFFECTIVE   EXPIRATION
   SERIES TRUST)             WAIVER DESCRIPTION            DATE       DATE
--------------------  --------------------------------- ----------- -----------
 Invesco Strategic    Invesco will waive advisory fees  4/30/2014   06/30/2019
 Real Return          in an amount equal to the
 Fund                 advisory fees earned on
                      underlying affiliated investments

  AIM INVESTMENT
  FUNDS (INVESCO                                        EFFECTIVE   EXPIRATION
 INVESTMENT FUNDS            WAIVER DESCRIPTION            DATE       DATE
--------------------  --------------------------------- ----------- -----------
 Invesco              Invesco will waive advisory fees   02/24/15   06/30/2019
 Balanced-Risk        in an amount equal to the
 Commodity            advisory fees earned on
 Strategy Fund        underlying affiliated investments

 Invesco Global       Invesco will waive advisory fees  12/17/2013  06/30/2019
 Targeted Returns     in an amount equal to the
 Fund                 advisory fees earned on
                      underlying affiliated investments

  AIM TREASURER'S
   SERIES TRUST
(INVESCO TREASURER'S                                    EFFECTIVE   EXPIRATION
   SERIES TRUST)             WAIVER DESCRIPTION            DATE       DATE
--------------------  --------------------------------- ----------- -----------
 Premier Portfolio    Invesco will waive advisory fees   2/1/2011   12/31/2017
                      in the amount of 0.07% of the
                      Fund's average daily net assets

 Premier U.S.         Invesco will waive advisory fees   2/1/2011   12/31/2017
 Government           in the amount of 0.07% of the
 Money Portfolio      Fund's average daily net assets

 Premier              Invesco will waive advisory fees  06/01/2016  12/31/2017
 Tax-Exempt           in the amount of 0.05% of the
 Portfolio            Fund's average daily net assets

                                  EXHIBIT "B"

          AIM COUNSELOR SERIES TRUST (INVESCO COUNSELOR SERIES TRUST)

PORTFOLIO                                       EFFECTIVE DATE   COMMITTED UNTIL
---------                                     ------------------ ---------------
Invesco American Franchise Fund               February 12, 2010   June 30, 2019
Invesco California Tax-Free Income Fund       February 12, 2010   June 30, 2019
Invesco Core Plus Bond Fund                      June 2, 2009     June 30, 2019
Invesco Equally-Weighted S&P 500 Fund         February 12, 2010   June 30, 2019
Invesco Equity and Income Fund                February 12, 2010   June 30, 2019
Invesco Floating Rate Fund                       July 1, 2007     June 30, 2019
Invesco Global Real Estate Income Fund           July 1, 2007     June 30, 2019
Invesco Growth and Income Fund                February 12, 2010   June 30, 2019
Invesco Low Volatility Equity Yield Fund         July 1, 2007     June 30, 2019
Invesco Pennsylvania Tax Free Income Fund     February 12, 2010   June 30, 2019
Invesco S&P 500 Index Fund                    February 12, 2010   June 30, 2019
Invesco Short Duration High Yield Municipal   September 30, 2015  June 30, 2019
Fund
Invesco Small Cap Discovery Fund              February 12, 2010   June 30, 2019
Invesco Strategic Real Return Fund              April 30, 2014    June 30, 2019

                    AIM EQUITY FUNDS (INVESCO EQUITY FUNDS)

PORTFOLIO                                         EFFECTIVE DATE COMMITTED UNTIL
---------                                         -------------- ---------------
Invesco Charter Fund                               July 1, 2007   June 30, 2019
Invesco Diversified Dividend Fund                  July 1, 2007   June 30, 2019
Invesco Summit Fund                                July 1, 2007   June 30, 2019

                     AIM FUNDS GROUP (INVESCO FUNDS GROUP)

FUND                                              EFFECTIVE DATE COMMITTED UNTIL
----                                              -------------- ---------------
Invesco European Small Company Fund                July 1, 2007   June 30, 2019
Invesco Global Core Equity Fund                    July 1, 2007   June 30, 2019
Invesco International Small Company Fund           July 1, 2007   June 30, 2019
Invesco Small Cap Equity Fund                      July 1, 2007   June 30, 2019

                   AIM GROWTH SERIES (INVESCO GROWTH SERIES)

FUND                                            EFFECTIVE DATE   COMMITTED UNTIL
----                                           ----------------- ---------------
Invesco Alternative Strategies Fund            October 14, 2014   June 30, 2019
Invesco Convertible Securities Fund            February 12, 2010  June 30, 2019
Invesco Global Low Volatility Equity Yield       July 1, 2007     June 30, 2019
Fund
Invesco Mid Cap Core Equity Fund                 July 1, 2007     June 30, 2019
Invesco Multi-Asset Inflation Fund             October 14, 2014   June 30, 2019
Invesco Quality Income Fund                    February 12, 2010  June 30, 2019
Invesco Small Cap Growth Fund                    July 1, 2007     June 30, 2019

      AIM INTERNATIONAL MUTUAL FUNDS (INVESCO INTERNATIONAL MUTUAL FUNDS)

FUND                                            EFFECTIVE DATE   COMMITTED UNTIL
----                                           ----------------- ---------------
Invesco Asia Pacific Growth Fund                 July 1, 2007     June 30, 2019
Invesco European Growth Fund                     July 1, 2007     June 30, 2019
Invesco Global Growth Fund                       July 1, 2007     June 30, 2019
Invesco Global Opportunities Fund               August 3, 2012    June 30, 2019
Invesco Global Responsibility Equity Fund        June 30, 2016    June 30, 2019
Invesco Global Small & Mid Cap Growth Fund       July 1, 2007     June 30, 2019
Invesco International Companies Fund           December 21, 2015  June 30, 2019
Invesco International Core Equity Fund           July 1, 2007     June 30, 2019
Invesco International Growth Fund                July 1, 2007     June 30, 2019
Invesco Select Opportunities Fund               August 3, 2012    June 30, 2019

                AIM INVESTMENT FUNDS (INVESCO INVESTMENT FUNDS)

FUND                                            EFFECTIVE DATE   COMMITTED UNTIL
----                                          ------------------ ---------------
Invesco All Cap Market Neutral Fund           December 17, 2013   June 30, 2019
Invesco Balanced-Risk Allocation Fund/1/         May 29, 2009     June 30, 2019
Invesco Balanced-Risk Commodity Strategy      November 29, 2010   June 30, 2019
Fund/2/
Invesco Developing Markets Fund                  July 1, 2007     June 30, 2019
Invesco Emerging Markets Equity Fund             May 11, 2011     June 30, 2019
Invesco Emerging Markets Flexible Bond          June 14, 2010     June 30, 2019
Fund/3/
Invesco Endeavor Fund                            July 1, 2007     June 30, 2019
Invesco Global Health Care Fund                  July 1, 2007     June 30, 2019
Invesco Global Infrastructure Fund               May 2, 2014      June 30, 2019
Invesco Global Market Neutral Fund            December 17, 2013   June 30, 2019
Invesco Global Targeted Returns Fund/5/       December 17, 2013   June 30, 2019
Invesco Greater China Fund                       July 1, 2007     June 30, 2019
Invesco Long/Short Equity Fund                December 17, 2013   June 30, 2019
Invesco Low Volatility Emerging Markets Fund  December 17, 2013   June 30, 2019
Invesco Macro Allocation Strategy Fund/4/     September 25, 2012  June 30, 2019
Invesco Macro International Equity Fund       December 17, 2013   June 30, 2019
Invesco Macro Long/Short Fund                 December 17, 2013   June 30, 2019
Invesco MLP Fund                               August 29, 2014    June 30, 2019
Invesco Multi-Asset Income Fund/6/            December 13, 2011   June 30, 2019
Invesco Pacific Growth Fund                   February 12, 2010   June 30, 2019
Invesco Select Companies Fund                    July 1, 2007     June 30, 2019
Invesco World Bond Fund                          July 1, 2007     June 30, 2019

     AIM INVESTMENT SECURITIES FUNDS (INVESCO INVESTMENT SECURITIES FUNDS)

FUND                                            EFFECTIVE DATE   COMMITTED UNTIL
----                                           ----------------- ---------------
Invesco Corporate Bond Fund                    February 12, 2010  June 30, 2019
Invesco Global Real Estate Fund                  July 1, 2007     June 30, 2019
Invesco Government Money Market Fund             July 1, 2007     June 30, 2019
Invesco High Yield Fund                          July 1, 2007     June 30, 2019
Invesco Real Estate Fund                         July 1, 2007     June 30, 2019
Invesco Short Duration Inflation Protected       July 1, 2007     June 30, 2019
Fund
Invesco Short Term Bond Fund                     July 1, 2007     June 30, 2019
Invesco U.S. Government Fund                     July 1, 2007     June 30, 2019

--------
/1/ Advisory fees to be waived by Invesco for Invesco Balanced-Risk Allocation Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Cayman Commodity Fund I, Ltd. invests.
/2/ Advisory fees to be waived by Invesco for Invesco Balanced-Risk Commodity Strategy Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Cayman Commodity Fund III, Ltd. invests.
/3/ Advisory fees to be waived by Invesco for Invesco Emerging Markets Flexible Bond Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Emerging Markets Flexible Bond Cayman, Ltd. invests.
/4/ Advisory fees to be waived by Invesco for Invesco Macro Allocation Strategy Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Cayman Commodity Fund V, Ltd. invests.
/5/ Advisory fees to be waived by Invesco for Invesco Global Targeted Returns Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Cayman Commodity Fund VII, Ltd. invests.
/6/ Advisory fees to be waived by Invesco for Invesco Multi-Asset Income Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Multi-Asset Income Cayman, Ltd. invests.

                    AIM SECTOR FUNDS (INVESCO SECTOR FUNDS)

FUND                                            EFFECTIVE DATE   COMMITTED UNTIL
----                                           ----------------- ---------------
Invesco American Value Fund                    February 12, 2010  June 30, 2019
Invesco Comstock Fund                          February 12, 2010  June 30, 2019
Invesco Energy Fund                              July 1, 2007     June 30, 2019
Invesco Dividend Income Fund                     July 1, 2007     June 30, 2019
Invesco Gold & Precious Metals Fund              July 1, 2007     June 30, 2019
Invesco Mid Cap Growth Fund                    February 12, 2010  June 30, 2019
Invesco Small Cap Value Fund                   February 12, 2010  June 30, 2019
Invesco Technology Fund                          July 1, 2007     June 30, 2019
Invesco Technology Sector Fund                 February 12, 2010  June 30, 2019
Invesco Value Opportunities Fund               February 12, 2010  June 30, 2019

                AIM TAX-EXEMPT FUNDS (INVESCO TAX-EXEMPT FUNDS)

FUND                                            EFFECTIVE DATE   COMMITTED UNTIL
----                                           ----------------- ---------------
Invesco High Yield Municipal Fund              February 12, 2010  June 30, 2019
Invesco Intermediate Term Municipal Income     February 12, 2010  June 30, 2019
Fund
Invesco Municipal Income Fund                  February 12, 2010  June 30, 2019
Invesco New York Tax Free Income Fund          February 12, 2010  June 30, 2019
Invesco Tax-Exempt Cash Fund                     July 1, 2007     June 30, 2019
Invesco Limited Term Municipal Income Fund       July 1, 2007     June 30, 2019

        AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS)

FUND                                            EFFECTIVE DATE   COMMITTED UNTIL
----                                           ----------------- ---------------
Invesco V.I. American Franchise Fund           February 12, 2010  June 30, 2019
Invesco V.I. American Value Fund               February 12, 2010  June 30, 2019
Invesco V.I. Balanced-Risk Allocation Fund/7/  December 22, 2010  June 30, 2019
Invesco V.I. Comstock Fund                     February 12, 2010  June 30, 2019
Invesco V.I. Core Equity Fund                    July 1, 2007     June 30, 2019
Invesco V.I. Core Plus Bond Fund                April 30, 2015    June 30, 2019
Invesco V.I. Diversified Dividend Fund         February 12, 2010  June 30, 2019
Invesco V.I. Equally-Weighted S&P 500 Fund     February 12, 2010  June 30, 2019
Invesco V.I. Equity and Income Fund            February 12, 2010  June 30, 2019
Invesco V.I. Global Core Equity Fund           February 12, 2010  June 30, 2019
Invesco V.I. Global Health Care Fund             July 1, 2007     June 30, 2019
Invesco V.I. Global Real Estate Fund             July 1, 2007     June 30, 2019
Invesco V.I. Government Money Market Fund        July 1, 2007     June 30, 2019
Invesco V.I. Government Securities Fund          July 1, 2007     June 30, 2019
Invesco V.I. Growth and Income Fund            February 12, 2010  June 30, 2019
Invesco V.I. High Yield Fund                     July 1, 2007     June 30, 2019
Invesco V.I. International Growth Fund           July 1, 2007     June 30, 2019
Invesco V.I. Managed Volatility Fund             July 1, 2007     June 30, 2019
Invesco V.I. Mid Cap Core Equity Fund            July 1, 2007     June 30, 2019
Invesco V.I. Mid Cap Growth Fund               February 12, 2010  June 30, 2019
Invesco V.I. S&P 500 Index Fund                February 12, 2010  June 30, 2019
Invesco V.I. Small Cap Equity Fund               July 1, 2007     June 30, 2019
Invesco V.I. Technology Fund                     July 1, 2007     June 30, 2019
Invesco V.I. Value Opportunities Fund            July 1, 2007     June 30, 2019

/7/ Advisory fees to be waived by Invesco for Invesco V.I. Balanced-Risk Allocation Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Cayman Commodity Fund IV, Ltd. invests.

                             INVESCO EXCHANGE FUND

FUND                                           EFFECTIVE DATE   COMMITTED UNTIL
----                                         ------------------ ---------------
Invesco Exchange Fund                        September 30, 2015  June 30, 2019

                           INVESCO SECURITIES TRUST

 FUND                                           EFFECTIVE DATE  COMMITTED UNTIL
 ----                                          ---------------- ---------------
 Invesco Balanced-Risk Aggressive Allocation   January 16, 2013  June 30, 2019
 Fund/8/

                           INVESCO MANAGEMENT TRUST

FUND                                             EFFECTIVE DATE COMMITTED UNTIL
----                                             -------------- ---------------
Invesco Conservative Income Fund                  July 1, 2014   June 30, 2019

                               CLOSED-END FUNDS

 FUND                                         EFFECTIVE DATE   COMMITTED UNTIL
 ----                                        ----------------- ---------------
 Invesco Advantage Municipal Income Trust II   May 15, 2012     June 30, 2019
 Invesco Bond Fund                            August 26, 2015   June 30, 2019
 Invesco California Value Municipal Income     May 15, 2012     June 30, 2019
 Trust
 Invesco Dynamic Credit Opportunities Fund     May 15, 2012     June 30, 2019
 Invesco High Income 2023 Target Term Fund   November 28, 2016  June 30, 2019
 Invesco High Income Trust II                  May 15, 2012     June 30, 2019
 Invesco Municipal Income Opportunities       August 26, 2015   June 30, 2019
 Trust
 Invesco Municipal Opportunity Trust           May 15, 2012     June 30, 2019
 Invesco Municipal Trust                       May 15, 2012     June 30, 2019
 Invesco Pennsylvania Value Municipal          May 15, 2012     June 30, 2019
 Income Trust
 Invesco Quality Municipal Income Trust       August 26, 2015   June 30, 2019
 Invesco Senior Income Trust                   May 15, 2012     June 30, 2019
 Invesco Trust for Investment Grade            May 15, 2012     June 30, 2019
 Municipals
 Invesco Trust for Investment Grade New        May 15, 2012     June 30, 2019
 York Municipals
 Invesco Value Municipal Income Trust          June 1, 2010     June 30, 2019

/8/ Advisory fees to be waived by Invesco for Invesco Balanced-Risk Aggressive Allocation Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Cayman Commodity Fund VI, Ltd. invests.